Operating Leases (Details)	12 Months Ended
Dec. 31, 2022
Operating Leases [Abstract]
Non-cancelable operating leases, description	The Group leases multiple office spaces which are contracted under various non-cancelable operating leases, most of which provide extension or early termination options and are generally expired in 1 to 4 years. The Group does not enter into any finance leases or leases where the Group is a lessor. Moreover, the existing operating lease agreements do not contain any residual value guarantees or material restrictive covenants. Management determines if an arrangement is a lease at inception and record the leases in the financial statements upon lease commencement, which is the date when the underlying office space is made available for use by the lessor. The incremental borrowing rates determined for computing the lease liabilities are based on the People’s Bank of China (PBOC) Benchmark Rates for terms of loans ranging from zero (exclusive) to 5 years and above.